JACO ELECTRONICS, INC.
                                 145 Oser Avenue
                            Hauppauge, New York 11788

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be Held on December 7, 1998
                           ---------------------------

To the Shareholders of JACO ELECTRONICS, INC.

                  Please be advised that the annual meeting of shareholders (the "Annual Meeting") of Jaco Electronics, Inc. (the "Company") will be held on December 7, 1998, at 9:30 a.m., at the Melville Marriott, 1350 Old Walt Whitman Road, Melville, New York 11747.

                  The Annual Meeting will be held for the following purposes:

                  1. To elect five Directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

                  2. To adopt and approve an amendment to the Company's 1993 Non-Qualified Stock Option Plan, as amended ("1993 Non-Qualified Plan"), to provide that Directors will be eligible to receive stock options under the 1993 Non-Qualified Plan;

                  3. To adopt and approve an amendment to the Company's Restricted Stock Plan ("Restricted Stock Plan"), to provide that Directors will be eligible to receive awards under the Restricted Stock Plan; and

                  4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on October 26, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

                  YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE
MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.
                                   By Order of the Board of Directors,

                                   Joel H. Girsky,
Date: November 2, 1998             Chairman

                             JACO ELECTRONICS, INC.
                                 145 Oser Avenue
                            Hauppauge, New York 11788
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jaco Electronics, Inc. (the "Company") of proxies to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held on December 7, 1998, at 9:30 a.m., at the Melville Marriott, 1350 Old Walt Whitman Road, Melville, New York, 11747, and any and all adjournments thereof.

                  The solicitation will be by mail, and the cost of such solicitation, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's common stock, will be borne by the Company.

                  The shares of common stock represented by each duly executed proxy received by the Board of Directors before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy. A shareholder may withhold authority to vote for all of the nominees by marking the appropriate box on the accompanying proxy card or may withhold authority to vote for an individual nominee by striking a line through such nominee's name in the appropriate space on the accompanying proxy card. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, EACH PROPERLY EXECUTED PROXY WILL BE VOTED FOR (i) THE ELECTION OF DIRECTORS NAMED IN THIS PROXY STATEMENT AND THE FORM OF PROXY, (ii) THE ADOPTION AND APPROVAL OF AN AMENDMENT TO THE 1993 NON-QUALIFIED STOCK OPTION PLAN (THE "1993 NON-QUALIFIED PLAN") TO PROVIDE THAT DIRECTORS WILL BE ELIGIBLE TO RECEIVE STOCK OPTIONS UNDER THE 1993 NON-QUALIFIED PLAN, AND (iii) THE ADOPTION AND APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTRICTED STOCK PLAN ("RESTRICTED STOCK PLAN") TO PROVIDE THAT DIRECTORS WILL BE ELIGIBLE TO RECEIVE AWARDS UNDER THE RESTRICTED STOCK PLAN. Shareholders who execute proxies nevertheless retain the right to revoke them at any time before they are voted by submitting new proxies bearing a later date, by submitting written revocations to the named proxies, or by attending the Annual Meeting and voting thereat.

                  This Proxy Statement, the accompanying form of proxy, and the 1998 Annual Report to Shareholders, are first being sent to shareholders on or about November 3, 1998.

                       VOTING SECURITIES AND RECORD DATE

                  The Board of Directors has designated October 26, 1998, as the record date (the "Record Date") for determining the shareholders entitled to notice of the Annual Meeting and to vote thereat. On the Record Date, the total number of shares of common stock of the Company, $0.10 par value per share (the "Common Stock"), outstanding and entitled to vote was 3,653,521 (excluding 412,200 shares of treasury stock). The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. The presence in person or by proxy of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting will be necessary to constitute a quorum. Abstentions and broker non-votes on any item will not be counted as voting in respect of such item; they will be counted only for purposes of determining whether a quorum is present at the Annual Meeting.

                PRINCIPAL SHAREHOLDERS; SHARES HELD BY MANAGEMENT

                  The following table sets forth the number and percentage of shares of Common Stock owned as of October 22, 1998 by (i) each director of the Company and each nominee for director, (ii) all persons who, to the knowledge of the Company, are the beneficial owners of more than 5% of the outstanding shares of Common Stock, (iii) each of the executive officers, and (iv) all of the Company's Directors and executive officers, as a group. Each person named in the table has sole investment power and sole voting power with respect to the shares of Common Stock set forth opposite such person's name, except as otherwise indicated.


                                                                        Percentage of
                                          Number of Shares              Common Stock
Name of Beneficial Owner                Beneficially Owned(1)           Outstanding(2)

*  Joel H. Girsky
   President, Treasurer
   and Director                             564,139(3)                      15.0%

--------
*     Nominee for election to the Board of Directors.
**    Less than 1%.

1 Includes shares of Common Stock issuable pursuant to options and warrants exercisable within sixty (60) days from the date hereof. Also includes shares of Common Stock awarded under the Restricted Stock Plan.

2 Based upon (i) 3,653,521 shares of Common Stock issued and outstanding (excluding 412,200 shares of treasury stock), plus, if appropriate, (ii) the number of shares of Common Stock awarded under the Restricted Stock Plan, and/or (iii) the number of shares of Common Stock which may be acquired by the named person or by all persons included in the group pursuant to the exercise of options and warrants exercisable within sixty
      (60) days from the date hereof.

3 Includes 96,799 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Non-Qualified Plan and 25,000 Shares of Common Stock awarded under the Restricted Stock Plan. Does not include 100,000 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Non-Qualified Plan which are not exercisable within sixty (60) days from the date hereof.


                                                                                       Percentage of
                                                         Number of Shares              Common Stock
Name of Beneficial Owner                               Beneficially Owned (1)          Outstanding(2)
------------------------                               ----------------------          ----------------
*Charles B. Girsky
   Executive Vice President
    Director                                                   311,774(4)                     8.4%

*Stephen A. Cohen
   Director                                                     31,197(5)                      **

   *Edward M. Frankel
   Director                                                     26,399(6)                      **

  *Joseph F. Hickey, Jr.                                        31,433(7)                      **
   Director

Jeffrey D. Gash
   Vice President, Finance                                      29,565(8)                      **

Herbert Entenberg
   Vice President of Management
   and Information Systems,
   and Secretary                                                16,167(9)                      **

--------------------
4 Includes 243,077 shares of Common Stock owned by the Girsky Family Trust, 40,000 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Non-Qualified Plan and 25,000 shares of Common Stock awarded under the Restricted Stock Plan.

5 Includes 26,399 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Stock Option Plan for Outside Directors. Does not include 7,500 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted to Mr. Cohen by the Company, which are not exercisable within sixty (60) days hereof

6 Includes 26,399 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Stock Option Plan for Outside Directors. Does not include 7,500 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted to Mr. Frankel by the Company, which are not exercisable within sixty (60) days hereof.

7 Includes 2,933 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Stock Option Plan for Outside Directors and 10,000 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted to Mr. Hickey by the Company. Includes 17,500 shares of Common Stock acquirable by Cleary Gull Reiland and McDevitt Inc. pursuant to warrants granted to it by the Company. The reporting person disclaims beneficial ownership of the shares of Common Stock acquirable upon the exercise of the warrants, except to the extent of his pecuniary interest therein.

8 Includes 19,000 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's 1993 Non-Qualified Plan and 10,000 shares of Common Stock awarded under the Restricted Stock Plan.

9 Consists of 11,167 shares of Common Stock acquirable pursuant to the exercise of options granted under the Company's Non-Qualified Plan and 5,000 shares of Common Stock awarded under the Restricted Stock Plan.


                                                                                  Percentage of
                                                   Number of Shares                Common Stock
Name of Beneficial Owner                           Beneficially Owned (1)         Outstanding (2)
------------------------                           ------------------             --------------

Heartland Advisors, Inc.
   790 North Milwaukee Street
   Milwaukee, WI 53202                               641,700(10)                         17.6%


Advisory Research Inc.
  18 North Stetson Street, Suite 5780
  Two Prudential Plaza
  Chicago, IL 60601                                  278,900(11)                          7.6%


Goldman Sachs Group, LP
  Goldman, Sachs & Co.
  85 Broad Street
  New York, NY 10004                                 275,300(12)                          7.5%


Liberty Investment Management, Inc.
   2502 Rocky Point Drive, Suite 500
   Tampa, Fl 33607                                   203,300(13)                          5.6%



-------------------
10 These securities are held in investment advisory accounts of Heartland Advisors, Inc. Based upon Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission ("S.E.C.") on February 3, 1998.

11 David B. Heller, President and controlling shareholder of Advisory Research, Inc., shares power to vote or to direct the vote of, and to dispose or direct the disposition of these shares. Based upon a Schedule 13G filed with the S.E.C. on February 13, 1998.

12 The Goldman Sachs Group, L.P. ("GS Group") is the Parent Holding Company of Goldman, Sachs & Co. ("Goldman Sachs"). GS Group and Goldman Sachs share dispositive power as to these shares and share voting power as to 158,800 of these shares. GS Group and Goldman Sachs each expressly disclaim beneficial ownership of the Common Stock beneficially owned by
      (i) managed accounts and (ii) certain investment limited partnerships, of which a subsidiary of GS Group or Goldman Sachs is the general partner or managing general partner, to the extent partnership interests in such partnerships are held by persons other than GS Group, Goldman Sachs or their affiliates. Based upon a Schedule 13G filed with the S.E.C. on February 17, 1998.

13 Based upon a Schedule 13G filed with the S.E.C. on July 24, 1997.


                                                                                      Percentage of
                                                     Number of Shares                 Common Stock
Name of Beneficial Owner                             Beneficially Owned (1)           Outstanding (2)
------------------------                             ------------------               ---------------
Wellington Management Company, LLP
   75 State Street
   Boston, MA 02109                                              359,000(14)                    9.8%

All Directors and executive officers
as a group (7 persons)                                         1,010,674(15)                   25.0%




                            1. ELECTION OF DIRECTORS

Five directors are to be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Directors shall be elected by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all nominees hereinafter named, all of whom are presently directors of the Company. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's By-Laws.

                  The nominees for the Board of Directors of the Company are as follows:

                           Stephen A. Cohen
                           Edward M. Frankel
                           Charles B. Girsky
                           Joel H. Girsky
                           Joseph F. Hickey, Jr.

                  Information about the foregoing nominees is set forth under "Management" below.

--------------------
14 According to the Schedule 13G filed with the S.E.C. on February 10, 1998, these securities are owned by clients of Wellington Management Company, LLP ("WMC") for which WMC serves as investment advisor. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

15 Includes 250,197 shares of Common Stock acquirable pursuant to the exercise of options and warrants and 65,000 shares of Common Stock awarded under the Restricted Stock Plan.

                  Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election of the nominees named above as directors.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

                  The Board of Directors held three meetings during the year ended June 30, 1998 ("Fiscal 1998"). Each director (during the period in which each such director served) attended at least seventy-five (75%) percent of the aggregate of (i) the total number of meetings of the Board of Directors, plus
(ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

                  The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Option Committee was not re-appointed during Fiscal 1998. The entire Board of Directors administered the Company's 1993 Non-Qualified Plan and Restricted Stock Plan during Fiscal 1998. The Audit Committee reviews the work and reports of the Company's independent accountants. During Fiscal 1998, the Audit Committee was comprised of Stephen A. Cohen and
Edward M. Frankel. The Audit Committee met once during Fiscal 1998. The Compensation Committee makes recommendations to the Board of Directors concerning compensation arrangements for directors, executive officers, and senior management of the Company. The Compensation Committee did not meet during Fiscal 1998. Until December 9, 1997, the Compensation Committee consisted of Messrs. Cohen and Frankel. Since December 9, 1997, the Compensation Committee has been comprised of Edward M. Frankel and Joseph F. Hickey, Jr.




                                   MANAGEMENT

Executive Officers and Directors

                  The directors and executive officers of the Company, their ages, their positions and terms of office with the Company are set forth below.

    Name                                    Age                   Title

*   Joel H. Girsky                          59                    Chairman of the Board, President, Treasurer, and Director

*   Charles B. Girsky                       64                    Executive Vice President and Director

*   Stephen A. Cohen                        61                    Director

*   Edward M. Frankel                       60                    Director

*   Joseph F. Hickey, Jr.                   40                    Director

    Jeffrey D. Gash                         45                    Vice President, Finance

    Herbert Entenberg                       64                    Vice President of Management and Information
Systems, and Secretary


---------------

*  Nominee for election to the Board of Directors.

     Joel H. Girsky has been a Director and executive officer of the Company since it was founded in 1961. He also is a director of Nastech Pharmaceutical Company, Inc. of Hauppauge, New York, and Frequency Electronics, Inc. of Uniondale, New York. Messrs. Joel H. Girsky and Charles B. Girsky are brothers.

     Charles B. Girsky became an executive officer of the Company on August 2, 1985 and has been its Executive Vice President since January 1988. Since April, 1984, he has been President of Distel, Inc., a wholly-owned subsidiary of the Company since August, 1985. He was a founder, Director, and the President of the Company from 1961 through January, 1983, and was elected a Director of the Company again in 1986. Messrs. Charles B. Girsky and Joel H. Girsky are brothers.

     Stephen A. Cohen has been a Director of the Company since 1970. Since August, 1989, he has practiced law as a member of Morrison Cohen Singer & Weinstein, LLP, general counsel to the Company.

     Edward M. Frankel became a Director of the Company in May, 1984. For more than five years, he has been President of Vitaquest International, Inc., a distributor of vitamins and health and beauty products, and its predecessor entities.

     Joseph F. Hickey, Jr. became a Director of the Company on May 28, 1997. Since February 1, 1991, he has been employed by Cleary Gull Reiland and McDevitt Inc., an investment banking firm located in Milwaukee, Wisconsin. Since 1997, he has been the managing director at Cleary Gull Reiland and McDevitt Inc. syndication department.

     Jeffrey D. Gash became Vice President of Finance of the Company in January, 1989, and was Controller of the Company for more than five years prior thereto. He has also served in similar capacities with the Company's subsidiaries.

     Herbert Entenberg has served as Vice President of Management and Information Systems, and Secretary since 1988. Mr. Entenberg oversees management information systems and operations of the Company and is responsible for developing and implementing the Company's inventory control system.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth, for the Company's three most recently ended fiscal years, the compensation paid or accrued to the President of the Company and to the executive officers of the Company, other than the President, whose aggregate annual salary and bonus for the Company's last fiscal year exceeded $100,000:


                           SUMMARY COMPENSATION TABLE


                               Annual Compensation Awards Payouts
Name and                                                           Other
Principal                                                          Annual
Position                         Year      Salary($)    Bonus($) Compensation($)
--------                         ----      ---------    -------- ---------------

 Joel H. Girsky,                1996       325,000        387,000       -
  Chairman of the Board,        1997       325,000        210,000       -
  President, and Treasurer(1)   1998       325,000         81,000       -

Charles B. Girsky,              1996       225,000         96,535       -
  Executive Vice President(3)   1997       225,000         73,475       -
                                1998       225,000         41,000       -

Jeffrey D. Gash,                1996        96,000         42,595       -
  Vice President, Finance(4)    1997       104,808         25,000       -
                                1998       125,000         33,100       -

Herbert Entenberg               1996       102,560         20,188       -
  Vice President of             1997       102,560         10,481       -
  Management and                1998       109,920         30,694       -
  Information Systems,
  and Secretary




                                                         Long-Term Compensation
                                                       Awards                        Payouts
Name and                                     Restricted                                      All Other
Principal                                     Stock            Options/       LTIP         Compensation
Position                         Year        Awards($)         SARs (#)      Payouts($)       ($)(2)
--------                         ----        ---------         --------     --------------- ---------

Joel H. Girsky,                 1996             --                 --               --         84,301
  Chairman of the Board,        1997          150,000**           15,399             --         73,924
  President, and Treasurer(1)   1998             --                 --               --         77,196

Charles B. Girsky,              1996             --               15,000             --          5,608
  Executive Vice President(3)   1997          150,000**           25,000             --          4,976
                                1998             --                 --               --          6,719

Jeffrey D. Gash,                1996             --                5,000             --          1,841
  Vice President, Finance(4)    1997           60,000**           10,000             --          2,004
                                1998             --                 --               --          3,920

Herbert Entenberg               1996             --                2,500             --          3,197
  Vice President of             1997           30,000**            5,000             --          3,343
  Management and                1998             --                 --               --          4,926
  Information Systems,
  and Secretary

                                       8


-----------------------

(1) Mr. Joel Girsky entered into a four-year employment agreement with the Company, effective as of July 1, 1997, to serve as the Company's Chairman and President. The employment agreement will automatically renew for additional one year periods on each anniversary date, until such time that the Company or Mr. Joel Girsky delivers written notice to the other party not less than 90 days prior to an anniversary date, declining such renewal. In the event that a notice of non-renewal is delivered by either party, Mr. Girsky's employment agreement shall continue for a period of three years following the anniversary date which follows immediately after the date that such notice is delivered. Pursuant to the agreement, Mr. Joel Girsky received a base salary of $325,000 for the fiscal year ended June 30, 1998 and shall receive a base salary of $325,000 for each fiscal year ending June 30, thereafter. In addition, he is entitled to receive a cash bonus equal to four percent (4%) of the Company's earnings before income taxes for each fiscal year in which such earnings are in excess of $1,000,000, or six percent (6%) of the Company's earnings before income taxes for such fiscal year if such earnings are in excess of $2,500,000 up to a maximum annual cash bonus of $720,000. If the Company's earnings before income taxes are in excess of $12,000,000 for any such fiscal year, Mr. Girsky may also receive common stock options of the Company as negotiated by Mr. Girsky and the Company at such time. Mr. Girsky or his estate, as the case may be, is entitled to receive a payment of $1,500,000 if he dies or $500,000 if he becomes permanently disabled during the term of the employment agreement. The death and disability benefit may be funded by insurance policies maintained by the Company. In the event of Mr. Girsky's cessation of employment with the Company, upon his request, the Company is obligated to transfer such policies to Mr. Girsky. Thereafter, the Company would have no further liability for the payment of such benefit or the premiums on such policy. In addition, pursuant to the terms of the employment agreement, Mr. Girsky shall receive deferred compensation which accrues at the rate of $50,000 per year, and becomes payable in a lump sum at the later of (i) Mr. Girsky's attainment of age 60 (which event shall occur in Fiscal 1999), or (ii) his cessation of employment, with or without cause, at any time. In the event of a change in control, Mr. Girsky will receive two hundred and ninety-nine percent of the average of his base salary plus cash bonus for the previous five years, to the extent that such payment does not equal or exceed three times Mr. Girsky's base amount, as computed in accordance with Section 280G(d)(4) of the Internal Revenue Code of 1986. Additionally, upon a change of control, under certain circumstances, Mr. Girsky's employment agreement may be assigned by the Company or any such successor or surviving corporation upon sixty days prior written notice to Mr. Girsky.

(2) Includes auto expenses, 401(k) matching contributions by the Company, premiums paid on group term life insurance, taxable portion of split dollar life insurance policies and deferred compensation accrued in connection with Mr. Joel Girsky's employment agreement with the Company, as described in footnote (1) above. Auto expenses for Fiscal 1998 for the Named Executives were as follows: Mr. Joel Girsky -- $19,247, Mr. Charles Girsky -- $3,574, Mr. Gash -- $2,025 and Mr. Entenberg -- $2,154. 401(k) matching contributions for Fiscal 1998 for the Named Executives were as follows: Mr. Joel Girsky -- $1,000, Mr. Charles Girsky -- $1,039, Mr. Gash -- $1,373 and Mr. Entenberg -- $1,256. Premiums paid on group term life insurance for Fiscal 1998 for the Named Executives were as follows: Mr. Joel Girsky -- $1,350, Mr. Charles Girsky -- $2,106, Mr. Gash -- $522 and Mr. Entenberg -- $1,516. The taxable portion of split dollar life insurance policies for Mr. Joel Girsky was $5,599 for Fiscal 1998. $50,000 deferred compensation was accrued in Fiscal 1998 in connection with Mr. Joel Girsky's employment agreement with the Company.

(3) Mr. Charles Girsky entered into a four-year employment agreement with the Company, effective as of July 1, 1998, to serve as the Company's Executive Vice President. The employment agreement will automatically renew for additional one year periods on each anniversary date, until such time that the Company or Mr. Charles Girsky delivers written notice to the other party not less than 90 days prior to an anniversary date, declining such renewal. In the event that a notice of non-renewal is delivered by either party, Mr. Girsky's employment agreement shall continue for a period of three years following the anniversary date which follows immediately after the date that such notice is delivered. Pursuant to the agreement, Mr. Girsky will receive a base salary of $225,000 for the fiscal year ending June 30, 1999, and shall receive a base salary of $225,000 for each fiscal year ending June 30, thereafter. In addition, he is entitled to receive a cash bonus equal to two percent (2%) of the Company's earnings before income taxes for each fiscal year in which such earnings are in excess of $1,000,000, or three percent (3%) of the Company's earnings before income taxes for such fiscal year if such earnings exceed $2,500,000 up to a maximum annual cash bonus of $360,000. If the Company's earnings before income taxes are in excess of $12,000,000 for any such fiscal year, Mr. Girsky may receive the number of common stock options of the Company as shall be negotiated by Mr. Girsky and the Company at that time. Mr. Girsky or his estate, as the case may be, is entitled to receive a payment of $1,000,000 if he dies during the term of the employment agreement. The death benefit may be funded by a life insurance policy maintained by the Company. In the event of Mr. Girsky's cessation of employment with the Company, upon his request, the Company is obligated to transfer such policy to Mr. Girsky. Thereafter, the Company would have no further liability for the payment of such benefit or the premiums on such policy. In the event of a change in control, Mr. Girsky will receive two hundred and fifty percent of the average of his base salary plus cash bonus for the previous five years, to the extent that such payment does not equal or exceed three times Mr. Girsky's base amount, as computed in accordance with Section 280G(d)(4) of the Internal Revenue Code of 1986. Additionally, upon a change of control, under certain circumstances, Mr. Girsky's employment agreement may be assigned by the Company or any such successor or surviving corporation upon sixty days prior written notice to Mr. Girsky.

(4) Mr. Jeffrey D. Gash entered into a four-year employment agreement with the Company, effective as of July 1, 1998, to serve as the Company's Vice President of Finance. The employment agreement will automatically renew for additional one year periods on each anniversary date, until such time that the Company or Mr. Gash delivers written notice to the other party not less than 90 days prior to an anniversary date, declining such renewal. In the event that a notice of non-renewal is delivered by either party, Mr. Gash's employment agreement shall continue for a period of three years following the anniversary date which follows immediately after the date that such notice is delivered. Pursuant to the agreement, Mr. Gash will receive a base salary of $125,000 for the fiscal year ending June 30, 1999, and shall receive a base salary of $125,000 for each fiscal year ending June 30, thereafter. In addition, he is entitled to receive a cash bonus as determined by the Board of Directors and the President of the Company. Mr. Gash or his estate, as the case may be, is entitled to receive a payment of $750,000 if he dies during the term of the employment agreement. The death benefit may be funded by a life insurance policy maintained by the Company. In the event of Mr. Gash's cessation of employment with the Company, upon his request, the Company is obligated to transfer such policy to Mr. Gash. Thereafter, the Company would have no further liability for the payment of such benefit or the premiums on such policy. In the event of a change in control, Mr. Gash will receive two hundred percent of the average of his base salary plus cash bonus for the previous five years, to the extent that such payment does not equal or exceed three times Mr. Gash's base amount, as computed in accordance with Section 280G(d)(4) of the Internal Revenue Code of 1986. Additionally, upon a change of control, under certain circumstances, Mr. Gash's employment agreement may be assigned by the Company or any such successor or surviving corporation upon sixty days prior written notice to Mr. Gash.

** On June 9, 1997, the Board of Directors awarded an aggregate of 65,000 shares of Common Stock of the Company under the Restricted Stock Plan to the Named Executives of the Company as follows: 25,000 shares of Common Stock to Joel Girsky, 25,000 shares of Common Stock to Charles Girsky, 10,000 shares of Common Stock to Jeffrey Gash and 5,000 shares of Common Stock to Herbert Entenberg. These grants were subject to the approval of the Restricted Stock Plan by the Company's shareholders, which approval was received on December 9, 1997. The awards vest in one-quarter increments annually. Accordingly, as of June 30, 1998, the following portions of the aforementioned awards were vested: 6,250 shares of Common Stock awarded to each of Joel Girsky and Charles Girsky, 2,500 shares of Common Stock awarded to Jeffrey Gash and 1,250 shares of Common Stock awarded to Herbert Entenberg. The value of the aggregate restricted stock holdings of these individuals at June 30, 1998 was as follows: $125,000 for Joel H. Girsky, $125,000 for Charles B. Girsky, $50,000 for Jeffrey D. Gash and $25,000 for Herbert Entenberg. These figures are based upon the fair market value per share of the Common Stock at year end, minus the exercise or base price of such awards. The closing sale price for the Company's Common Stock as of June 30, 1998 on the NASDAQ National Market System was $6.00.

Stock Options

                  The following tables set forth information concerning number and value of unexercised options held by each of the persons described in the Summary Compensation Table on page 8, 9 and 10 at the end of Fiscal 1998.



               AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                     Value of Unexercised
                              Shares                               Number of Unexercised                 In-the-Money
                             Acquired                                 Option/SARs at                    Option/SARs at
                                on              Value                   FY-End (#)                       FY-End ($)(1)
                                                               ----------------------------         ------------------------------
                            Exercise(#)      Realized($)       Exercisable    Unexercisable        Exercisable     Unexercisable
Joel H. Girsky               --                 --                96,799          0                    92,796       -
Charles B. Girsky            --                 --                40,000          0                     -           -
Jeffrey D. Gash              --                 --                19,033          0                     4,598       -
Herbert Entenberg            --                 --                11,167          0                     4,510       -

-------------------------------
(1) Based on the fair market value per share of the Common Stock at year end, minus the exercise or base price on "in-the-money" options. The closing sale price for the Company's Common Stock as of June 30, 1998 on the NASDAQ National Market System was $6.00.

Compensation of Directors

              Pursuant to the Company's 1993 Stock Option Plan for Outside Directors (the "Outside Directors Plan"), the Company's outside directors (directors who are not employees of the Company) were each granted options on December 31, 1993 to purchase 14,667 shares of Common Stock. In addition, the Outside Directors' Plan provided that each outside director shall also be granted on each December 31 subsequent to December 31, 1993 stock options to purchase 2,933 shares of Common Stock. All options granted under the Outside Directors' Plan are immediately exercisable, and the exercise price per share of each option is equal to the fair market value of the shares of Common Stock on the date of grant. No option may be granted after January 1, 1998 under the Outside Directors' Plan.

              On September 16, 1998, each of Messrs. Cohen and Frankel were granted options to purchase 7,500 shares of Common Stock. The options become exercisable one year from the date of grant and expire on September 15, 2003. The exercise price per share of each option is equal to the closing price of the Common Stock on the date of grant, or $4.125 per share.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

              The Company's employment agreements with Messrs. Joel Girsky, Charles Girsky and Jeffrey Gash are described in the footnotes to the Summary Compensation Table on page 8, 9 and 10 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

        Stephen A. Cohen, a Director of the Company, is a member of Morrison Cohen Singer & Weinstein, LLP, general counsel to the Company. Mr. Cohen currently owns 4,798 shares of Common Stock, currently exercisable options to purchase an additional 26,399 shares of Common Stock and options to purchase an additional 7,500 shares of Common Stock which become exercisable on September 16, 1999. As of December 9, 1997, Mr. Cohen ceased serving as a member of the Company's Compensation Committee.

        Joseph F. Hickey, Jr., a Director of the Company, is a managing director at Cleary Gull Reiland and McDevitt Inc. ("Cleary"). Cleary co-managed the Company's offering of Common Stock in 1995 and is a market maker of the Company's Common Stock. Mr. Hickey currently owns 1,000 shares of Common Stock, and currently exercisable options to purchase an additional 12,933 shares of Common Stock, and Cleary owns warrants to acquire 17,500 shares of Common Stock. As of December 9, 1997, Mr. Hickey became a member of the Company's Compensation Committee.

Board Compensation Committee Report on Executive Compensation

Introduction

        The Compensation Committee of the Board of Directors of the Company (the "Committee") is composed of Non-Employee Directors. The Committee is responsible for determining and administering the Company's compensation policies for the remuneration of the Company's senior executive officers (collectively, "Executives"). In determining the cash and non-cash compensation of Executives, the Committee annually evaluates both individual and corporate performance from both a short-term and long-term perspective.

Philosophy

        The Company's compensation program for Executives ("Program") seeks to encourage the achievement of business objectives of the Company and superior corporate performance by the Company's Executives. The Program enables the Company to reward and retain highly qualified executives and to foster a performance-oriented environment wherein management's long-term focus is on maximizing stockholder value through the use of equity-based incentives. The Program calls for consideration of the nature of each Executive's work and responsibilities, his or her leadership and technical skills, unusual accomplishments or achievements on the Company's behalf, years of service, the Executive's total compensation package (cash and non-cash compensation) and the Company's financial condition generally.

Components of Executive Compensation

        Historically, the Company's executive employees have received cash-based and equity-based compensation.

        Cash-Based Compensation: Base salary represents the primary cash component of an Executive's compensation, and is determined by evaluating the responsibilities associated with an Executive's position at the Company and his or her overall level of experience. In addition, the Committee, in its discretion, may award bonuses. The Committee believes that the Executives are best motivated through a combination of stock option awards and cash incentives.

        Equity-Based Compensation: Equity-based compensation principally has been in the form of stock options, granted pursuant to the Company's 1993 Non-Qualified Plan and awards of shares of Common Stock under the Company's Restricted Stock Plan. The Committee believes that stock options represent an important component of a well-balanced compensation program. Because stock option awards provide value only in the event of share price appreciation, stock options enhance management's focus on maximizing long term shareholder value, and thus provide a direct relationship between an executive's compensation and the shareholders' interests. No specific formula is used to determine option awards for an Executive. Rather, individual award levels are based upon the subjective evaluation of each Executive's overall past and expected future contributions to the success of the Company. Additionally, the Committee believes that awards under the Restricted Stock Plan will enhance the alignment of an Executive's interest with that of the shareholders, because the Executive may be able to realize greater value with increased stock performance.

Compensation of the Chief Executive Officer

        The philosophy, factors, and criteria of the Committee generally applicable to the Company's senior management is applicable to the Chief Executive Officer.

                              Joseph F. Hickey, Jr.
                                Edward M. Frankel



Directors' and Officers' Liability Insurance

         The Company has purchased a directors' and officers' liability insurance policy, as permitted by Article 7 of the New York Business Corporation Law. National Union Insurance Company issued the policy, which provides coverage of $5,000,000 for an annual premium of $63,000. The policy has an expiration date of February 5, 1999 and is expected to be renewed on that date.

Comparative Stock Performance Graph

         The following is a graph comparing the annual percentage change in the cumulative total shareholder return of the Company's Common Stock with the cumulative total returns of the published Dow Jones Equity Market Index and Dow Jones Industrial & Commercial Services -- General Services Index, for the Company's last five (5) fiscal years:

                               (Chart and Graph)

                                                                 1993 1994 1995 1996 1997 1998

Jaco Electronics, Inc.                                           100   90  121  192  136  114
Dow Jones Equity Market Index                                    100  101  127  160  214  280
Dow Jones Industrial & Commercial Services - General Services    100   95  111  127  144  171


         2. APPROVAL AND ADOPTION OF AN AMENDMENT TO THE 1993 NON-QUALIFIED STOCK OPTION PLAN TO PROVIDE THAT DIRECTORS WILL BE ABLE TO RECEIVE STOCK OPTIONS UNDER THE 1993 NON-QUALIFIED STOCK OPTION PLAN.

         The Board of Directors of the Company is submitting to the shareholders of the Company, for their approval and adoption, an amendment to the Company's 1993 Non-Qualified Stock Option Plan to provide that Directors of the Company will be eligible to receive options under the 1993 Non-Qualified Stock Option Plan (the "Non-Qualified Stock Option Eligibility Amendment"). On September 16, 1998, the Board of Directors unanimously adopted and approved the Non-Qualified Stock Option Eligibility Amendment, subject to approval by the Company's shareholders in the form attached hereto as Exhibit A. The vote of a majority of the shares of Common Stock present at the Annual Meeting is required to adopt the Non-Qualified Stock Option Eligibility Amendment. As of October 22, 1998, there were outstanding under the Company's 1993 Non-Qualified Plan options to purchase 395,833 shares of Common Stock at a weighted average exercise price of $6.62 per share with expiration dates ranging from February 21, 1999 to September 15, 2003.

         Purpose

         The purpose of the 1993 Non-Qualified Plan is to enable the Company, and its affiliated companies ("Affiliates") to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentives to officers and other key employees of the Company, its Affiliates and any future parent or subsidiary of the Company to promote the success of the Company. Options granted under the 1993 Non-Qualified Plan are not intended to be characterized as incentive stock options under Internal Revenue Code ss.422. Proceeds of cash or property received by the Company from the sale of Common Stock pursuant to options granted under the 1993 Non-Qualified Plan shall be used for general corporate purposes. The Board has proposed to amend the 1993 Non-Qualified Plan to provide that Directors of the Company will be eligible to receive stock options under the 1993 Non-Qualified Plan. The Board believes that the ability to grant stock options to Directors of the Company, thereby providing them with the opportunity to acquire an equity investment in the Company, will stimulate their efforts on the Company's behalf and attract other qualified persons to serve as directors of the Company.

         Summary of the 1993 Non-Qualified Stock Option Plan

         The following is a summary of the material provisions of the 1993 Non-Qualified Plan as currently in effect. This summary is in all respects qualified in its entirety by reference to the complete text of the 1993 Non-Qualified Plan attached hereto as Exhibit A.

         Administration. The 1993 Non-Qualified Plan is administered by a committee (the "Committee") composed of either (i) the full Board of Directors; or (ii) a committee of Directors appointed by the Board of Directors. The
Committee shall be composed of not fewer than two (2) directors. If the Committee is composed of other than the entire Board, all of the members of the Committee shall be Non-Employee Directors, as such term is defined under Rule 16b-3 promulgated under the Exchange Act. In addition, the Committee may (but need not) be composed of members also characterized as "outside directors" within the meaning of Treasury Department Regulations interpreting Section 162(m) of the Internal Revenue Code. The Committee has complete authority to interpret all provisions of the 1993 Non-Qualified Plan consistent with applicable laws, to prescribe the form of instruments evidencing the stock options granted under the 1993 Non-Qualified Plan, to prescribe, amend, and rescind rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the 1993 Non-Qualified Plan. Since May 28, 1997, the Board has been administering the Plan.

         Eligibility. Options may be granted under the 1993 Non-Qualified Plan to any employee of the Company or any of its Affiliates who, in the judgment of the Committee, has or is expected to make key contributions to the success of the Company and its Affiliates. The Committee must designate the options to whom options are to be granted, and must specify the number of shares of Common Stock subject to each option, the duration and exercise price of each option, the time or times within which all or portions of each option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon the exercise of an option. No single individual shall be eligible to receive options to purchase more than 150,000 shares of Common Stock (as such shares may be adjusted in accordance with the provisions of Section 6 of the 1993 Non-Qualified Plan) in any one calendar year. There are currently approximately 90 employees eligible for the grant of options under the 1993 Non-Qualified Plan. On September 16, 1998, the Board amended the 1993 Non-Qualified Plan, subject to approval by the shareholders of the Company, to permit the grant of stock options to Directors of the Company. As of October 22, 1998, there were three Directors of the Company that did not serve as officers of the Company, and therefore, were not previously eligible to receive grants of options under the 1993 Non-Qualified Plan.

         Shares. Options may be granted for up to an aggregate of 600,000 shares of Common Stock subject to adjustment in the event of certain changes in the Company's capitalization. If any option is terminated, in whole or in part, for any reason other than the exercise thereof, the shares of Common Stock allocated to the option or portion thereof so terminated may be reallocated to another option or options to be granted. The closing price of the Company's Common Stock on October 22, 1998, on the Nasdaq market was $3.75.

         Option Price. The option price for options granted under the 1993 Non-Qualified Plan shall be either 100% of the Fair Market Value of the Common Stock at the time such option is granted or a value to be determined in accordance with the procedures established by the Committee. As used in the 1993 Non-Qualified Plan, "Fair Market Value" means the closing price of the Common Stock as reported by the National Association of Securities Dealers (as published by the Wall Street Journal, if published).

     Maximum Term. No option shall be exercisable more than five years from the date it was granted.

         Termination of Option. If an optionee shall cease to be employed by the Company and/or any of its Affiliates and/or serve as a Director for any reason other than death, the optionee may exercise his or her option(s) at any time during the three-month period after such cessation of employment and/or termination of service as a Director, but only to the extent that such option(s) would have been exercisable on the date of termination. If termination of an optionee's employment and/or service as a Director is due to disability, such three-month period shall be extended to six months. If an optionee's employment is terminated for "cause" as defined in the 1993 Non-Qualified Plan and/or if a Director is removed for "cause" as defined in the Company's By-laws, his or her option(s) shall terminate at the time the notice of termination is given by the Company or the Affiliate to such optionee. If an optionee dies while in the employ of the Company or any of its Affiliates and/or while serving as a Director, or within three months after cessation of such employment and/or termination of service as a Director, the optionee's estate or beneficiary may exercise any outstanding options within three months of the optionee's death, but only to the extent that such options were exercisable on the date of the optionee's death.

         Method of Exercise. An option shall be exercised by so notifying the Treasurer of the Company in writing, stating the number of shares of Common Stock with respect to which the option is being exercised, and tendering payment therefor. Payment shall be made in either cash or Common Stock.

         Adjustments. Subject to certain changes in the Company's capital structure, appropriate adjustments shall be made to the aggregate number of shares of Common Stock with respect to which options may be granted and to the number of shares of Common Stock subject to each outstanding option.

         Amendment and Termination of the 1993 Non-Qualified Plan. No option may be granted after June 10, 2003. The Board of Directors, acting by a majority of its members, without further action on the part of the shareholders, has the authority to alter, amend, or suspend the 1993 Non-Qualified Plan; provided, however, the Board of Directors may not (a) change the total number of shares of Common Stock available for options under the 1993 Non-Qualified Plan (except for appropriate adjustments as described in the 1993 Non-Qualified Plan), (b) materially modify the eligibility requirements of the 1993 Non-Qualified Plan,
(c) decrease the minimum option price or otherwise materially increase the benefits accruing to participants under the 1993 Non-Qualified Plan, (d) extend the duration of the 1993 Non-Qualified Plan, or (e) increase the maximum term of the options; provided, further, no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.

         Federal Tax Consequences. Options granted under the 1993 Non-Qualified Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), but rather are considered to be so-called non-qualified stock options for federal income tax purposes. No income will be recognized by a recipient at the time of the grant of a non-qualified stock option. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will be taxable to the recipient as ordinary income. The subsequent disposition of shares acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss.

A recipient who is an officer or a director of the Company or a beneficial owner of more than 10% of any class of registered equity securities of the Company should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act and the rules and regulations thereunder, the timing of income recognition is deferred for any period following the exercise of a non-qualified stock option (the "Deferral Period"). If there is a Deferral Period, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the non-qualified stock option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price. The ordinary income recognized with respect to the transfer of shares to a Company employee upon exercise of a non-qualified stock option will be subject to both wage withholding and employment taxes.

A recipient's tax basis and the shares of Common Stock received on exercise of a non-qualified stock option will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The recipient's holding period, for income tax purposes, for the shares so acquired would begin just after the transfer of the shares or, in the case of an officer or beneficial owner of more than 10% of any class of registered equity securities of the Company who does not make a
Section 83(b) election, just after the expiration of any Deferral Period.

Generally, the Company will be entitled to a tax deduction in connection with the recipient's exercise of a non-qualified stock option in an amount equal to the income recognized by the recipient, subject to the possible application of Sections 162(m) and 280G of the Code.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a corporation's chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to shareholders under the Exchange Act by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year and who are employed on the last day of the taxable year.
Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors", is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. Whether an award of options under the 1993 Non-Qualified Plan will satisfy the requirements of Section 162(m) of the Code for performance-based compensation will depend upon the specific facts and circumstances existing at the time of the issuance of the option. Accordingly, the income recognized in connection with the awards under the 1993 Non-Qualified Plan may be included in a "covered employee's" compensation for a purpose of determining whether such person's compensation exceeds $1,000,000.

In the event that exercisability of an option granted under the 1993 Non-Qualified Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) of the Company, a portion of the ordinary income to the recipient resulting from the exercise of such option may, either alone or together with any other payments made to the recipient, constitute an excess parachute payment under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of such amount.

                  Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the approval and adoption of the Non-Qualified Stock Option Eligibility Amendment.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE NON-QUALIFIED STOCK OPTION ELIGIBILITY AMENDMENT TO THE 1993 NON-QUALIFIED STOCK OPTION PLAN.

         3. APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY'S RESTRICTED STOCK PLAN TO PROVIDE THAT DIRECTORS WILL BE ABLE TO RECEIVE AWARDS UNDER THE RESTRICTED STOCK PLAN.

         The Board of Directors of the Company is submitting to the shareholders of the Company, for their approval and adoption, an amendment to the Company's (the "Restricted Stock Plan"), a copy of which is attached hereto as Exhibit B to provide that Directors of the Company will be able to receive awards under the Restricted Stock Plan (the "Restricted Stock Eligibility Amendment"). On September 16, 1998, the Board of Directors of the Company unanimously adopted and approved the Restricted Stock Eligibility Amendment. The vote of a majority of the shares of Common Stock present at the Annual Meeting is required to adopt the Restricted Stock Eligibility Amendment. On June 9, 1997 the Board of Directors awarded in the aggregate 90,000 shares of Common Stock of the Company subject to the restrictions set forth in Section 6.7 of the Restricted Stock Plan (the "Restricted Stock") to certain executive officers named in the Summary Compensation Table (two of whom serve as Directors of the Company), and certain other employees (subject to approval of the Restricted Stock Plan by the Company's shareholders which approval was received on December 9, 1997). There are currently approximately 90 employees, executive officers named in the Summary Compensation Table and/or Directors eligible for awards under the Restricted Stock Plan. As of October 22, 1998, there were three Directors of the Company that did not serve as officers of the Company, and therefore, were not previously eligible to receive awards under the Restricted Stock Plan.


         Purpose.

         The purpose of the Restricted Stock Plan is to advance the interests of the Company and its shareholders by affording to key management employees an opportunity to acquire or increase their proprietary interest in the Company by purchasing Restricted Stock under the terms set forth therein. The Restricted Stock Plan is intended to serve as an employment incentive through which the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Board has proposed to amend the Restricted Stock Plan to provide that Directors of the Company will be eligible to receive awards under the Restricted Stock Plan. The Board believes that the ability to grant stock to Directors of the Company, thereby providing them with the opportunity to acquire an equity investment in the Company, will stimulate their efforts on the Company's behalf and may attract other qualified persons to serve as directors of the Company.

         Summary of the Company's Restricted Stock Plan

         The following is a summary of the material features of the Restricted Stock Plan as currently in effect. This summary is in all respects qualified in its entirety by reference to the complete text of the Restricted Stock Plan attached hereto as Exhibit B.

         Administration. The Plan is administered by the Board of Directors of the Company. Subject to the express provisions of the Restricted Stock Plan, the Board of Directors have the sole discretion and authority to determine (a) from among eligible employees, and as amended, eligible Directors of the Company, those who may purchase Restricted Stock, (b) the time or times at which Restricted Stock may be purchased, (c) the number of shares of Restricted Stock which may be purchased, (d) the duration of the restrictions on the Restricted Stock, (e) the manner and type of restrictions to be imposed on the Restricted Stock, and (f) the valuation of the consideration to be paid for the Restricted Stock, provided that the consideration may not be less than the par value thereof and that such consideration need not be the same for each grant thereunder. Subject to the express provisions of the Restricted Stock Plan, the Board of Directors also has the sole discretion and complete authority to interpret the Restricted Stock Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each escrow agreement and stock purchase agreement executed by a Participant (as defined below) pursuant to the Restricted Stock Plan, and to take all such other and further steps as may or shall be necessary or advisable to administer the Restricted Stock Plan.

         Eligibility. Any key employee, and as amended Director, of the Company is eligible to participate in the Restricted Stock Plan. The Board may select any eligible key employee and/or Director ("Participant") who may purchase shares of Common Stock in accordance with such determinations as the Board from time to time in its sole discretion may make ("Restricted Stock"). The Restricted Stock Plan does not entitle a Participant to purchase Restricted Stock unless such Participant is selected by the Board of Directors. A Participant who has been eligible and/or selected by the Board of Directors to purchase Restricted Stock in one year may not necessarily be eligible and/or selected to purchase Restricted Stock in subsequent years. The Board of Directors may, before it approves the purchase of Restricted Stock or as a condition of such approval, require the Participant by whom the purchase is to be made to enter into an escrow agreement and/or stock purchase agreement with the Company containing such terms and conditions as the Board of Directors may prescribe. On September 16, 1998, the Board amended the Restricted Stock Plan, subject to approval by the Company's shareholders, to permit the grant of awards to Directors of the Company. As of October 22, 1998, there were three Directors of the Company that did not serve as officers of the Company, and therefore, were not previously eligible to receive awards under the Restricted Stock Plan.

          Shares. 300,000 shares of Common Stock (subject to adjustment) have been reserved for issuance by the Company under the Restricted Stock Plan. Such shares may consist, either in whole or in part, of the Company's authorized and Unicode shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time be determined by the Board of Directors. Any of such shares which remain unsold at the termination of the Restricted Stock Plan shall cease to be reserved for the purposes of the Restricted Stock Plan. The certificates representing Restricted Stock shall each bear restrictive legends under the conditions set forth in
Section 6.7(d) of the Restricted Stock Plan. The holder of Restricted Stock shall be a shareholder and have all the rights of a shareholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares of Restricted Stock, and any new, additional or different securities the holder may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions imposed on the Restricted Stock under the Restricted Stock Plan.

         Restricted Stock Purchase. All Restricted Stock purchased pursuant to the Restricted Stock Plan shall be authorized by minutes of a meeting or the written consent of the Board of Directors, which shall specify the terms and provisions to be contained in the stock purchase agreement and/or the escrow agreement to be executed by the Participant, in accordance with the Restricted Stock Plan. The Participant shall be required, at the time he or she purchases Restricted Stock, to represent to the Company in writing that he or she will hold the Restricted Stock for his or her own account for investment only and not with a view to distribution or resale and that he or she will not make any sale, transfer or other disposition of any shares of Restricted Stock purchased except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Board of Directors, that the sale, transfer or other disposition may be made without such registration. The escrow agreement and the stock purchase agreement shall be executed by an authorized officer of the Company. Notwithstanding anything contained in the Restricted Stock Plan, the Restricted Stock purchased pursuant thereto must be held for not less than six months following the date of acquisition.

         Restricted Stock Purchase Price. The per share Restricted Stock price shall be determined by the Board of Directors, but the per share price shall not be less than the par value of the Common Stock of the Company on the date the Restricted Stock is purchased. The purchase price for the Restricted Stock shall be paid in cash.

         Adjustments. In the event that the Common Stock of the Company is changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of a merger, consolidation or other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend, there will be appropriate adjustments made to the aggregate number of shares of Restricted Stock purchased under the Restricted Stock Plan, both as to the number or subject shares and the price. In addition, any new or additional or different shares or securities which are distributed to any Participant, in his/her capacity as the owner of Restricted Stock purchased under the Restricted Stock Plan, will bear a restrictive legend as set forth in the Restricted Stock Plan.

         Restrictions. The Board of Directors may impose some or all of the restrictions set forth in Section 6.7 of the Restricted Stock Plan and/or such other restrictions on any shares sold pursuant to the Restricted Stock Plan as they may deem advisable in their sole discretion, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and under any state or local blue sky or securities laws applicable to such shares. Three of the restrictions imposed on Restricted Stock in Section 6.7 of the Restricted Stock Plan include: (1) if a Participant's employment with the Company is terminated by the Company based upon Discharge For Cause (as defined in the Restricted Stock Plan) or by the act of the Participant, and/or if a Director is removed for "cause" as defined in the Company's By-laws, within five (5) years from the date Restricted Stock was purchased under the Restricted Stock Plan, the Company shall have the option for a period of sixty (60) days after such termination of employment and/or service as a Director, to buy any or all of the shares purchased by such terminated employee and/or former Director which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Product of (x) the consideration paid by the terminated Participant to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"); (2) if a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five percent (5%) shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five percent (5%) shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board of Directors, the Company shall have the option for a period of sixty
(60) days after such determination by the Board of Directors, to buy any or all of the shares purchased by such Participant which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Repurchase Price; (3) if, within twelve months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such twelve month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

         Removal of Restrictions. Certain of the restrictions under the Restricted Stock Plan shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 thereof, immediately following a "Change of Control of the Company" and/or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause. A "Change of Control of the Company" for the purposes of the Restricted Stock Plan means a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation.

     Transferability. No Restricted Stock shall be transferred by a Participant otherwise than by Last Will and Testament or the laws of Descent and Distribution.

         Amendment and Termination of the Stock Plan. The Restricted Stock Plan will terminate on May 28, 2002, unless terminated earlier by the Board of Directors. No further shares of Restricted Stock shall be sold or issued after the termination date. The termination of the Restricted Stock Plan, however, shall not affect any restrictions previously imposed on shares issued pursuant to the Restricted Stock Plan. The Board of Directors of the Company may, at any time and from time to time, amend or modify the Restricted Stock Plan; provided, however, that no amendment to the Restricted Stock Plan may provide for a purchase price for the Restricted Stock of less than the par value thereof or change the manner for removal of the restrictions set forth in Section 6.9 thereof.

         Federal Tax Consequences. A Participant receiving Restricted Stock may elect under Section 83(b) of the Code to include in ordinary income, as compensation, at the time Restricted Stock is first transferred to him, the excess of the fair market value of such shares at the time of the transfer over the amount paid, if any, by the recipient for such shares. Unless an election under Section 83(b) of the Code is timely made by the recipient (not later than the expiration of thirty days following the time of the transfer of the stock to him) taxable income will not be recognized by the recipient until such shares are no longer subject to a substantial risk of forfeiture (the "Restrictions"). However, when the Restrictions lapse, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the recipient for such shares. Such ordinary income recognized by a recipient who is a Company employee will be subject to both wage withholding and employment taxes.

If a Section 83(b) election is made, any dividends received on shares which are subject to Restrictions will be treated as dividend income. If a recipient does not make an election under Section 83(b), dividends received on the Common Stock prior to the time the Restrictions on such shares lapse will be treated as additional compensation income, and not dividend income, for federal income tax purposes, and generally will be subject to wage withholding and employment taxes.

A recipient's tax basis in Restricted Stock received pursuant to the Restricted Stock Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such recipient with respect to the receipt of such shares or the lapse of Restrictions thereon. The recipient's holding period for such shares for purposes of determining gain or loss on subsequent sale will begin immediately after the transfer of such shares to the recipient if a Section

83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse if no Section 83(b) election is made.

In general, a deduction will be allowed to the Company for federal income tax purposes, subject to the application of Sections 162(m) and 280G of the Code, in an amount equal to the ordinary income recognized by the recipient with respect to restricted stock awarded pursuant to the Restricted Stock Plan. If, subsequent to the lapse of Restrictions on his or her Common Stock, the recipient sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares will ordinarily result in capital gain or loss.

If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares which are subject to such election are in effect forfeited:
(i) no deduction will be allowed to such recipient for the amount included in the income of such recipient by reason of the Section 83(b) election, and (ii) the recipient will realize a loss in an amount equal to the excess, if any, of the amount paid by the recipient for such shares over the amount received by the recipient upon forfeiture (which loss would ordinarily be a capital loss). In such an event, the Company will be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares. A recipient will realize gain in an amount equal to the excess, if any, of the amount received by the recipient upon such resale or forfeiture over the recipient's tax basis in such shares (which gain would ordinarily be capital gain).

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a corporation's chief executive officer and any other individual whose compensation is required to be reported to shareholders under the Exchange Act by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year. Compensation paid under certain qualified performance-based compensation arrangements which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors", is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. Awards under the Restricted Stock Plan will not satisfy the requirements of Section 162(m) of the Code for performance based compensation, so that the income recognized in connection with the awards thereunder will be included in a "covered employee's" compensation for purposes of determining whether such covered employee's compensation exceeds $1,000,000.

In the event that the lapse of Restrictions on any shares awarded under the Restricted Stock Plan is accelerated because of a change of ownership of the Company (as defined in Code Section 280G(b)(2)), a portion of the income to the recipient resulting from the lapse of such Restrictions, either alone or together with any other payments made to the recipient, may constitute an excess parachute under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of such amount.

         Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the approval and adoption of the Restricted Stock Eligibility Amendment.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF RESTRICTED STOCK ELIGIBILITY AMENDMENT.


         The following table sets forth the benefits or amounts that have been allocated to each of the following groups under the 1993 Non-Qualified Plan and the Restricted Stock Plan being acted upon.
                              AMENDED PLAN BENEFITS

         1993 Non-Qualified Stock Option Plan and Restricted Stock Plan


Group or                                            Dollar                          Number of
Name and Position                                Value ($)(1)                    Options/Shares

1993 Non-Qualified Stock Option Plan:
Joel H. Girsky,
     Chairman of the Board,
     President and Treasurer                              $0                          196,799

Charles B. Girsky,
     Executive Vice President                             $0                           40,000

Jeffrey D. Gash,
     Vice President, Finance                              $0                           19,033

Herbert Entenberg,
     Vice President of Management Information
     and Systems, and Secretary                           $0                           11,167

Non-Executive-Officer
Directors as a Group                                      $0                            0

Executive Officers as a Group                             $0                          266,999

Employees as a Group                                      $0                          128,834



Group or                                                 Dollar                       Number of
Name and Position                                     Value ($)(1)                 Options/Shares

Jaco Electronics, Inc. Restricted Stock Plan:
Joel H. Girsky,
     Chairman of the Board,
     President and Treasurer                            $ 68,750                        25,000

Charles B. Girsky,
     Executive Vice President                           $ 68,750                        25,000

Jeffrey D. Gash,
     Vice President, Finance                            $ 27,500                        10,000

Herbert Entenberg,
     Vice President of Management
     Information and Systems, and Secretary             $ 13,750                         5,000

Non-Executive-Officer
Directors as a Group                                    $      0                             0

Executive Officers as a Group                           $178,750                        65,000

Employees as a Group                                    $ 68,750                        25,000


(1) Based on the difference between the closing price of the Common Stock of the Company, as listed on the Nasdaq National Market, on October 22, 1998 of $3.75, and (a) the fair market value (as defined under the 1993 Non-Qualified Plan) on the date of grant for options granted under the 1993 Non-Qualified Plan, between $4.13 per share and $12.75 per share, and (b) the purchase price for shares of common stock granted under the Restricted Stock Plan, which was $1.00 per share. Some of the options granted under the 1993 Non-Qualified Plan are currently exercisable.


                              INDEPENDENT AUDITORS

     The Board of Directors selected Grant Thornton LLP as independent auditors for its fiscal year ended June 30, 1998. Grant Thornton LLP were also auditors for the fiscal year ended June 30, 1997. The Company has not chosen an independent auditor for the fiscal year ending June 30, 1999, as the Company, historically, does not choose its auditors until near the end of the fiscal year. Representatives of Grant Thornton LLP will be present at the Annual Meeting, will be afforded an opportunity to make a statement, and will be available to respond to appropriate inquiries from shareholders.

                              CERTAIN TRANSACTIONS
     During  the  fiscal  year  ended  June  30,  1998,  the  Company   incurred
approximately $602,000 of rental expenses in connection with its main headquarters and centralized inventory distribution facility, located in Hauppauge, New York, which was paid to Bemar Realty Company ("Bemar"), the owner of such premises. Bemar is a partnership consisting of Messrs. Joel Girsky and Charles

Girsky, both of whom are officers, directors and principal shareholders of the Company. The lease on the property, which is net of all expenses, including taxes, utilities, insurance, maintenance and repairs was renewed on January 1, 1996 and expires on December 31, 2003. The Company believes, the current rental rate is at its fair market value.


        COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Common Stock (the "Ten Percent Shareholders") to file with the Securities and Exchange Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5. Executive officers, directors, and Ten Percent Shareholders are required to furnish the Company with copies of such Forms. Based solely on a review of such Forms furnished to the Company, the Company believes that during Fiscal 1998, the Company's executive officers, directors, and Ten Percent Shareholders complied with all applicable Section 16(a) filing requirements.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     The Company currently anticipates holding its next annual meeting of shareholders on or about December 6, 1999 (the "1999 Annual Shareholder Meeting").

     Shareholder Proposals. Proposals of shareholders intended to be presented at the Company's 1999 Shareholder Meeting (i) must be received by the Company at its offices no later than June 15, 1999, (ii) may not exceed 500 words and (iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

     Discretionary Proposals. Shareholders intending to commence their own proxy solicitations and present proposals from the floor of the 1999 Annual Shareholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act of 1934, as amended, must notify the Company before September 17, 1999, of such intentions. After such date, the Company's proxy in connection with the 1999 Annual Shareholder's Meeting may confer discretionary voting authority on the Board.

                                     GENERAL

     The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                       By Order of the Board of Directors,



                       Joel H. Girsky, Chairman

Hauppauge, New York
November 2, 1998

                                                                       EXHIBIT A

                             JACO ELECTRONICS, INC.

                      1993 Non-Qualified Stock Option Plan

                        As Amended on September 16, 1998


1. Purpose: The purpose of the Jaco Electronics, Inc. 1993 Non-Qualified Stock Option Plan (the "Plan") as hereinafter set forth, is to enable Jaco Electronics, Inc., ("Jaco") a New York corporation, and its affiliated companies (hereinafter referred to, individually and/or collectively, as the "Corporation") to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to officers, members of the Board of Directors of the Corporation ("Directors"), and/or other key employees of the Corporation and any future parent or subsidiary of the Corporation to promote the success of the Corporation. Options granted under the Plan are not intended to be incentive stock options under Internal Revenue Code ss. 422. Proceeds of cash or property received by the Corporation from the sale of common stock of the Corporation pursuant to options granted under the Plan will be used for general corporate purposes.

2.       Administration.

     (a) The  Plan  shall  be  administered  by a  committee  (the  "Committee")
composed of either the entire Board of Directors (the "Board") of the Corporation, or a committee thereof appointed by the Board. The Committee shall be composed of not less than two (2) directors. If the Committee is composed of other than the entire Board, all of the members of the Committee shall be "Non-Employee Directors", as such term is defined in subparagraph 2(b) hereof. In addition, the Committee may (but need not) be composed of members characterized as "outside directors" within the meaning of the Treasury Department Regulations interpreting Section 162(m) of the Internal Revenue Code. The Committee may have responsibilities in addition to the administration of the Plan. The Executive Committee or Compensation Committee of the Board may be designated as the Committee which administers the Plan. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of participants' agreements (which need not be identical) and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within their jurisdiction under the Plan shall be conclusive and binding. No member of the Committee shall be liable for any action taken or determination made in good faith.

     (b) The term "Non-Employee Director" as used in this Plan, shall mean a director of the Company who satisfies the definition thereof under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Any such person shall comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

3. Eligibility. Options may be granted under this Plan to any employee and/or Director of the Corporation or its affiliates, who, in the opinion of the Committee, has or is expected to make key contributions to the success of the Corporation. The Committee shall determine, within the limits of the express provisions of the Plan, those employees and/or Directors to whom, and the time or times at which, options shall be granted. The Committee shall also determine the number of shares to be subject to each option, the duration of each option, the exercise price (option price) under each option, the time or times within which (during the term of the option) all or portions of each option may be exercised, and whether cash, common stock of the Corporation, or other property may be accepted in full or partial payment upon exercise of an option. In making such determinations, the Committee may take into account the nature of the services rendered by the employee and/or Director, his/her present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

4. Common Stock. Options may be granted for a number of shares not to exceed, in the aggregate, 600,000 shares of common stock of the Corporation, $0.10 par value per share ("Common Stock"), except as such number of shares shall be adjusted in accordance with the provisions of Section 6 hereof. No single individual may be granted in any one calendar year options to purchase more than 150,000 shares of Common Stock (as such number of shares may be adjusted in accordance with the provisions of Section 6 hereof). Such shares may be either authorized but unissued shares or reacquired shares or other treasury shares. In the event that any option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which options may be granted under the Plan, the shares which had been subject to such option, or to the unexercised portion thereof, shall again become available for new options to be granted under the Plan to any eligible employee and/or Director (including the holder of such former option) at an option price determined in accordance with Section 5(a) hereof, which price may then be greater or less than the option price of such former option.

5. Required Terms and Conditions of Options. The options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall from time to time determine subject to the provisions of the Plan, including the following:

     (a) Option Price. The option price of each option to purchase Common Stock shall be at either 100% of the Fair Market Value (as defined below) of the Common Stock subject to such option at the time such option is granted, or at such value to be determined in accordance with procedures established by the Committee; provided that the option price shall in no event be less than the par value of the Common Stock subject to such option. As used herein, Fair Market Value shall mean the closing price of the Common Stock as reported by the National Association of Securities Dealers (as published by the Wall Street Journal, if published).

     (b) Maximum Term. No option shall be exercisable after the expiration of five years from the date it is granted.

     (c) Installment Exercise Limitations. At the discretion of the Committee, options may become exercisable in such number of cumulative annual installments as the Committee may establish.

     (d) Termination of Option. In the event an optionee shall cease to be employed by and/or serve as a Director of the Corporation for any reason other than death, the optionee shall have the right, subject to the provisions of Sections 5(b) and 6 hereof, to exercise his option at any time within three months after such cessation of employment and/or termination of service as a Director, but only as to such number of shares as to which his option was exercisable at the date of such cessation of employment and/or termination of service as a Director. Notwithstanding the provisions of the preceding sentence,
(i) if cessation of employment and/or termination of service as a Director occurs by reason of the disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), such three month period shall be extended to six months; and (ii) if employment is terminated at the request of the Corporation for "cause", and/or a Director is removed for "cause" as defined in the Corporation's By-laws, the participant's right to exercise his option shall terminate at the time notice of termination of employment and/or removal is given by the Corporation to such optionee. For purposes of this provision, for optionees, other than Directors, "cause" shall include: (i) committing a criminal act against, or in derogation of the interest of the Corporation, (ii) divulging confidential information about the Corporation; (iii) interfering with the relationship between the Corporation and any supplier, client, customer or similar person; or (iv) performing any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Corporation to constitute "cause" for termination. If a participant dies while in the employ and/or while serving as a Director of the Corporation or its subsidiaries or within three months after cessation of such employment and/or service as a Director, his estate, personal representative or the person that acquires his option by bequest or inheritance or by reason of his death shall have the right, subject to the provisions of Section 5(b) and 6 hereof, to exercise his option at any time within three months from the date of his death, but only as to the number of shares as to which his option was exercisable on the date of his death. In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period. The time of cessation of employment and whether an authorized leave of absence or absence on military or government service shall constitute cessation of employment, for the purpose of the Plan, shall be determined by the Committee.

     (e) Method of Exercise. Options may be exercised by giving written notice to the Treasurer of the Corporation, stating the number of shares of Common Stock with respect to which the option is being exercised and tendering payment therefor. Payment for Common Stock, whether in cash or other shares of Common Stock shall be made in full at the time that an option, or any part thereof, is exercised. Notwithstanding the foregoing, payment for Common Stock may not be made with other shares of Common Stock acquired through previous exercise of a stock option under this Plan if such Common Stock has not been held by the participant at least six months from date of exercise.

6.       Adjustments.

     (a) The aggregate number of shares of Common Stock with respect to which options may be granted hereunder and the number of shares of Common Stock subject to each outstanding option, may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation; provided, however, that no adjustment in the number of shares with respect to which options may be granted under the Plan or in the number of shares subject to outstanding options shall be made except in the event, and then only to the extent, that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involves a net change of more than ten percent (i) from the number of shares of Common Stock with respect to which options may be granted under the Plan or (ii) with respect to each outstanding option, from the respective number of shares of Common Stock subject thereto on the date of grant thereof.

     (b) Subject to any required action by the shareholders, if the Corporation shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled if he actually owned the stock subject to the option immediately prior to the time any such transaction became effective; provided, however, that all unexercised options under the Plan may be canceled by the Corporation as of the effective date of any such transaction, by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the 30-day period preceding the effective date of such transaction of all partly or wholly unexercised options in full (without regard to installment exercise limitations).

     (c) In the case of dissolution of the Corporation, every option outstanding hereunder shall terminate; provided, however that each option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised option (without regard to installment exercise limitations).

     (d) On the basis of information known to the Corporation, the Committee shall make all determinations under this Section 6, including whether a transaction involves a sale of substantially all of the Corporation's assets; and all such determinations shall be conclusive and binding.

7. Option Agreements. Each optionee shall agree to such terms and conditions in connection with the exercise of an option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an option may bear a legend referring to the terms and conditions contained in the respective option agreement and the Plan, and the Corporation may place a stop transfer order with its transfer agent against the transfer of such shares.

8.       Certain Legal and Other Requirements.

     (a) The obligation of the Corporation to sell and deliver Common Stock under options granted under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, or any state securities laws, if deemed necessary or appropriate by the Board, of the Common Stock reserved for issuance upon exercise of options. Nothing herein shall be construed to obligate the Corporation to effect any such registration or qualification. The certificates evidencing the Common Stock issued upon exercise of options may be legended to indicate a lack of such registration or qualification. The Corporation may require any optionee, as a condition of exercising his option, or at any time thereafter, to represent in writing that he is acquiring (or has acquired) the Common Stock for his own account and not with a view to distribution; notwithstanding the foregoing, the Corporation's failure or refusal to request and/or obtain such representation shall not be construed as a waiver of any provision hereof.

     (b) A participant shall have no rights as a shareholder with respect to any shares covered by an option granted to, or exercised by, him until the date of delivery of a stock certificate to him for such shares. No adjustment other than pursuant to Section 6 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

9. Non-transferability. During the lifetime of an optionee, any option granted to him shall be exercisable only by him or by his guardian or legal representative. No option shall be assignable or transferable, except by will or by the laws of descent and distribution. The granting of an option shall impose no obligation upon the employee and/or Director to exercise such option or right.

10. No Contract of Employment. Neither the adoption of this Plan nor the grant of any option shall be deemed to obligate the Corporation to continue the employment or service of any optionee for any particular period, nor shall the granting of an option constitute a request or consent to postpone the retirement date of any employee and/or the resignation date of any Director.

 11. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein) to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee member shall, in writing, offer the Corporation the opportunity, at its own expense, to handle and defend the same.

12. Termination and Amendment of Plan. No options shall be granted under the Plan more than ten years after the date the Plan was adopted. The Board, acting by a majority of its members, without further action on the part of the shareholders, may from time to time alter, amend or suspend the Plan or any option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not (i) change the total number of shares of Common Stock available for options under the Plan, except as provided in Section 6 hereof, (ii) extend the duration of the Plan, (iii) increase the maximum term of options, (iv) decrease the minimum option price or otherwise materially increase the benefits accruing to participants under the Plan, or (v) materially modify the eligibility requirements of the Plan; and provided further, that no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.

13. Effective Date. The Plan shall become effective upon adoption by the Board; provided, however, that it shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation within twelve months thereafter, and options made available prior to such shareholder approval shall become null and void if such shareholder approval is not obtained.

                                                                       EXHIBIT B

                             JACO ELECTRONICS, INC.

                              RESTRICTED STOCK PLAN

                           (Limited to 300,000 Shares)

                        as Amended on September 16, 1998


                                    ARTICLE I

                                   DEFINITIONS

         1.1 As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:


                  (i) "Board" shall mean the Board of Directors of the Company.

                  (ii) "Change of Control of the Company" shall have the meaning given in Section 6.7 hereof.

                  (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (iv) "Common Stock" shall mean the common stock of the Company, par value $.10 per share.

                  (v) "Company" shall mean Jaco Electronics, Inc., a New York corporation.

                  (vi)   "Discharge   for  Cause"  shall  mean   termination  of
employment due to (i) such acts or conduct on the part of the Participant which is contrary to the interests of the Company, as determined by the Board; (ii) the occurrence of an event described in Section 6.7(b) hereof; (iii) the commission of any crime or act of material dishonesty by the Participant; or
(iv) the commission of any willful, malicious, grossly negligent or reckless act by the Participant which is deemed, in the reasonable judgment of the Board, detrimental to the business, prospects or reputation of the Company. Notwithstanding anything to the contrary contained herein, however, the term "Discharge for Cause" or "Cause" shall not include a determination by a Board constituted at any time following a Change of Control of the Company (as defined below).

                  (vii)  "Effective  Date of the Plan"  shall be as  defined  in
Section 2.3 hereof.

                  (viii) "Escrow Agent" shall mean any escrow agent or its successor designated by the Board to act under the provisions of the Escrow Agreement.

                  (ix)  "Escrow   Agreement"  shall  mean  the  form  of  escrow
agreement as determined from time to time by the Board.

                  (x) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (xi) "Fair Market Value" shall mean, in the event that the Stock is not listed on a national securities exchange, such value as may be determined by the Board, or, in the event that the Stock is listed on Nasdaq (or any other exchange on which it may be listed), the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on Nasdaq (or any other exchange on which it may be listed) on the day Restricted Stock is purchased hereunder, or in the absence of any reported sales on such day, the first preceding day on which there were such sales, provided such price shall not be less than the par value of the Stock.

                  (xii) "Key Management Employees" shall mean officers of the Company and those key or outstanding employees of the Company, from time to time, designated by the Board.

                  (xiii) "Participant" shall mean a person who has purchased Restricted Stock pursuant to the provisions hereof and which has not been forfeited under the Plan.

                  (xiv) "Plan" shall mean the Jaco Electronics, Inc. Restricted Stock Plan, the terms of which are set forth herein.

                  (xv) "Restricted Stock" shall mean Common Stock delivered to or held by a Participant which is subject to the restrictions described in
Section 6.7 hereof and any new, additional or different stock or securities of the Company or some other corporation, which a Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. Shares of Restricted Stock delivered pursuant to the Plan, at the election of the Board, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time, be determined by the Board.

                  (xvi) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (xvii) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, any new, additional or different stock or securities of the Company or some other corporation. Shares of Stock delivered pursuant to the Plan, at the election of the Board, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company, and held in its treasury, as may from time to time be determined by the Board.

                  (xviii) "Stock Purchase Agreement" shall mean the form of stock purchase agreement as determined from time to time by the Board.

                  (xix) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company, and as defined in Section 425 of the Code.


                                    ARTICLE 2

                                    THE PLAN

          2.1 Name. This Plan shall be known as the "Jaco Electronics, Inc. Restricted Stock Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording Key Management Employees and/or members of the Board of Directors of the Company ("Directors"), an opportunity to acquire or increase their proprietary interest in the Company by purchasing Restricted Stock under the terms set forth herein. This Plan is intended to serve as an employment and/or service incentive through which the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

         2.3 Effective Date. The Plan shall become effective upon the earlier of the date of its adoption by the Board, or its approval by the holders of a majority of the shares of Common Stock of the Company represented by the next annual or special meeting of the shareholders of the Company.


                                    ARTICLE 3

                                  PARTICIPANTS

         Any Key Management Employee and/or Director of the Company shall be eligible to participate in the Plan. The Board may select any eligible Key Management Employee and/or Director who may purchase Restricted Stock in accordance with such determinations as the Board from time to time in its sole discretion shall make. The Plan does not entitle an eligible Key Management Employee and/or Director to purchase Restricted Stock unless such employee and/or Director is selected by the Board. A Key Management Employee and/or Director who has been eligible and/or selected by the Board to purchase Restricted Stock in one year may not necessarily be eligible and/or selected to purchase Restricted Stock in subsequent years. The Board may, before it approves the purchase of Restricted Stock or as a condition of such approval, require the Participant by whom the purchase is to be made to enter into an Escrow Agreement and/or Stock Purchase Agreement with the Company containing such terms and conditions as the Board may prescribe. Nothing contained in the Plan shall give any employee the right to be retained in the employ of the Company and/or any Director the right of continued service as a director of the Company or affect the right of the Company to dismiss any employee and/or any Director. The adoption of the Plan shall not constitute a contract between the Company and any employee or any Director.


                                    ARTICLE 4

                                 ADMINISTRATION

         4.1 Duties and Powers of the Board. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have the sole discretion and authority to determine (a) from among eligible Key Management Employees and/or Directors those who may purchase Restricted Stock,
(b) the time or times at which Restricted Stock may be purchased, (c) the number of shares of Restricted Stock which may be purchased, (d) the duration of the restrictions on the Restricted Stock, (e) the manner and type of restrictions to be imposed on the Restricted Stock, and (f) the valuation of the consideration to be paid for the Restricted Stock, provided that the consideration may not be less than the par value thereof and that such consideration need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Board shall also have the sole discretion and complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Escrow Agreement and Stock Purchase Agreement, and to take all such other and further steps as may or shall be necessary or advisable to administer the Plan.

         The Board may employ such legal counsel, consultants and agents as they may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant. None of the members of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Restricted Stock purchased under it and the Company shall indemnify and hold harmless each member of the Board against any liability, cost or expense (including reasonable counsel fees) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud, bad faith or willful misconduct.

         4.2 Majority Rule. Any resolution adopted by the Board in accordance with the by-laws of the Company, and provided a quorum is present in accordance with such by-laws, shall be deemed sufficient for purposes of taking any action required to be taken by the Board hereunder.

         4.3 Company Assistance. The Company shall supply full and timely information to the Board on all matters relating to Participants, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of their duties.


                                    ARTICLE 5

                   SHARES OF RESTRICTED STOCK SUBJECT TO PLAN

         5.1  Limitations.  Subject to adjustment  pursuant to the provisions of
Section 5.3 hereof, the number of shares of Restricted Stock which may be issued and sold hereunder shall not exceed Three Hundred Thousand (300,000) shares. Such shares may consist, either in whole or in part, of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time be determined by the Board. Any of such shares which remain unsold at the termination of the Plan shall cease to be reserved for the purposes of the Plan.

         5.2 Shareholder Approval. The Company may, but shall not be required to, issue or deliver any certificate for restricted stock which may be purchased under the Plan, prior to approval of the Plan by a resolution adopted by the holders of a majority of the outstanding shares of Stock of the Company present at an annual or special meeting of shareholders. If such shareholder approval is not obtained, the Company may determine that Restricted Stock previously purchased pursuant to the Plan shall be void and thereupon the Company shall have no liability whatsoever in connection with any such Restricted Stock other than to return the purchase price paid therefor.

         5.3 Antidilution. In the event that the Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The aggregate number and kind of shares in the Plan shall be adjusted appropriately;

                  (b) The number of shares of Restricted Stock purchased by a Participant pursuant hereto shall be adjusted appropriately, both as to the number of subject shares and the price; and

                  (c) Such new or additional or different shares or securities which are distributed to a Participant, in his capacity as the owner of Restricted Stock purchased hereunder, shall be legended in accordance with Section 6.7(d) hereof and shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

         Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.


                                    ARTICLE 6

                            RESTRICTED STOCK PURCHASE

         6.1 Restricted Stock Purchase. All Restricted Stock purchased pursuant hereto shall be authorized by minutes of a meeting or the written consent of the Board, which shall specify the terms and provisions to be contained in the Stock Purchase Agreement and/or the Escrow Agreement, in accordance with the Plan. The Escrow Agreement and the Stock Purchase Agreement shall be executed by an authorized officer of the Company. Notwithstanding anything contained herein, the Restricted Stock purchased pursuant hereto must be held for not less than six months following the date of acquisition.

         6.2 Restricted Stock Price. The per share Restricted Stock price shall be determined by the Board, but the per share price shall not be less than the par value of the Restricted Stock on the date the Restricted Stock is purchased. The purchase price for the Restricted Stock shall be paid in cash.

         6.3 Section 83(b) Election. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while it is still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

         6.4 Withholding. All Restricted Stock purchased pursuant hereto and dividends on such Restricted Stock shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their Fair Market Value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to a Participant, and (iii) requiring a Participant to pay to the Company the amount required to be withheld as a condition of releasing the Restricted Stock and any other distributions related thereto.

         6.5 Nontransferability of Restricted Stock. Unless otherwise permitted hereunder, no Restricted Stock shall be transferred by a Participant otherwise than by Last Will and Testament or the laws of Descent and Distribution.

         At such time that a Participant purchases Restricted Stock pursuant hereto, the Participant shall represent to the Company in writing that he or she will hold the Restricted Stock for his or her own account for investment only and not with a view to distribution or resale and that the Participant will not make any sale, transfer or other disposition of any shares of Restricted Stock purchased except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Board, that the sale, transfer or other disposition may be made without such registration.

         6.6 No Alienation of Benefits. Except insofar as may otherwise be required by law, no Restricted Stock held at any time pursuant to an Escrow Agreement shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under the Plan, or any part thereof, or if by reason of his of her bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him or her, then the Board, if it so elects, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Board may deem proper, in their sole discretion.

         6.7 Restrictions Imposed. The Board may impose any or all of the restrictions enumerated in subsections (a), (b) and (c) of this Section 6.7 or such other restrictions as provided in subsection (e) below, with respect to any Restricted Stock purchased hereunder:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause or by the act of the Participant, and/or a Director shall be removed for "cause" as defined in the Company's By-laws, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment and/or termination of service as a Director, to buy any or all of the shares purchased by such terminated employee and/or Director which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Product of (x) the consideration paid by the terminated employee and/or Director to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a "Change of Control of the Company". A "Change of Control of the Company" shall mean a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five percent (5%) shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five percent (5%) shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination by the Board, to buy any or all of the shares purchased by such Participant which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause, and/or a removal for "cause" as defined in the Company's By-Laws.

                  (c) If, within twelve months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such twelve month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

                  (d) Stock certificates evidencing Restricted Stock purchased by a Participant shall be issued and delivered in the sole name of the Participant and each such certificate shall bear the following legends:

                           (i) "The shares of Jaco  Electronics,  Inc.  $.10 par
                  value common stock evidenced by this certificate are subject to repurchase by Jaco Electronics, Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Jaco Electronics, Inc. and the registered owner of such shares."; and

                           (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Jaco Electronics, Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Jaco Electronics, Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Jaco Electronics Inc. and the registered owner of such shares."

                  No such share may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legends provided above.

                  The foregoing provisions in subsection (d) hereof shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if and so long as the Board determines that application of such provisions is no longer required. In making such determination, the Board shall rely upon an opinion of counsel for the Company, except that after a Change of Control of the Company, an opinion of counsel that registration under the Securities Act is not required may be provided by counsel independent of the Company.

                  (e) The Board may impose some or all of the restrictions set forth in this Section and/or such other restrictions on any shares sold pursuant to the Plan as they may deem advisable in their sole discretion, including without limitation, restrictions under the Securities Act, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and under any state or local blue sky or securities laws applicable to such shares.

                  (f) In the event the Company exercises its sixty (60) day option with respect to any shares, the Company may set off the Repurchase Price from any obligation or liability to a Participant, whether as compensation or otherwise.

         6.8 Rights as Shareholder. Subject to the provisions of Section 6.9 hereof, a certificate or certificates for all shares of Restricted Stock registered in the name of a Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a shareholder and have all the rights of a shareholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares of Restricted Stock, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions theretofore imposed on the Restricted Stock.

         6.9 Removal of Restrictions. (a) If (i) a Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company, at any time within five (5) years from the date Restricted Stock shall have been purchased hereunder, the events of forfeiture specified in
Section 6.7(a) and (b) hereof (but not Section 6.7(c)) or as otherwise determined by the Board shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(a) hereof, the events of forfeiture specified in Section 6.7(a) hereof shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

                  (c) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(b) hereof, the events of forfeiture specified in Section 6.7(b) hereof shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

                  (d) If a Participant's Stock Purchase Agreement provides for the release from restriction of portions of the Restricted Stock upon the passage of time, then upon the passage of such time periods, the events of forfeiture specified in Section 6.7(a) and 6.7(b) hereof shall terminate as to such portions of the Restricted Stock and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in
         Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

         6.10 Escrow. In order to enforce the restrictions imposed upon shares issued under the Plan, the Board may require any Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank and to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant to the Plan have terminated.

                                    ARTICLE 7

                               STOCK CERTIFICATES

         The Company may, but shall not be required to, issue or deliver any certificate for shares of Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, the Stock Purchase Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time in their sole discretion may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Stock of the Company present at an annual or special meeting of the shareholders of the Company; and

Nothing herein contained shall be construed as imposing any obligation on the Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b) and (c) of this Article VII.


                                    ARTICLE 8

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

         8.1 Termination. The Plan shall terminate and no further shares shall be sold or issued hereunder on or after the fifth anniversary of the Effective Date, or such earlier date as may be determined by the Board. The termination of the Plan, however, shall not affect any restrictions previously imposed on shares issued pursuant to the Plan.

         8.2 Amendment and Modification. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no amendment to the Plan may provide for a purchase price for the Restricted Stock of less than the par value thereof or change the manner for removal of the restrictions set forth in Section 6.9 hereof.


         No termination, amendment, or modification of the Plan shall in any manner affect any Stock Purchase Agreement or Escrow Agreement theretofore executed pursuant to the Plan without the consent of the Participant.


                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1 Employment. Nothing in the Plan or in any Stock Purchase Agreement relating hereto shall confer upon any employee the right to continue in the employ of the Company.

         9.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation plans for employees and/or Directors of the Company.

         9.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         9.4 Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         9.5 Headings, etc., No Part of Plan. Headings or Articles and Sections hereof are inserted for convenience and reference and they constitute no part of the Plan.

         9.6 Unfunded Plan. The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management, key or outstanding personnel.

                             JACO ELECTRONICS, INC.


           Proxy for Annual Meeting of Shareholders - December 7, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned constitutes and appoints Charles B. Girsky and Joel H. Girsky, and each of them, proxies of the undersigned (the "Proxies"), with the power to appoint a substitute, to represent and to vote all shares of common stock of Jaco Electronics, Inc. (the "Company"), $0.10 par value per share (the "Common Stock"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held on December 7, 1998, and all adjournments thereof, as follows:

               *1. To vote on the election of each of the following nominees to the Board of Directors, as indicated:

                    FOR all nominees listed below (except as marked to the contrary).

                    WITHHOLD AUTHORITY to vote for all nominees listed below.

                    Stephen A. Cohen, Edward M. Frankel, Charles B. Girsky, Joel
                    H. Girsky and Joseph F. Hickey, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.)

         *2.      To adopt  and  approve  an  amendment  to the  Company's  1993
                  Non-Qualified   Stock   Option   Plan,   as   amended   ("1993
                  Non-Qualified  Plan"), to provide that Directors will  be
                  eligible   to  receive   options   under  the  1993 Non-
                  Qualified Plan.

                           o For            o Against                o Abstain

         *3. To adopt and approve an amendment to the Company's Restricted Stock Plan ("Restricted Stock Plan") to provide that Directors will be eligible to receive awards under the Restricted Stock Plan.

                           o For            o Against                o Abstain

          4. To vote, in the discretion of the Proxies, on such other matters as may properly come before the meeting.

*The shares of Common Stock represented by this Proxy shall be voted as directed above by the shareholder. In the absence of such direction, the shares of Common Stock shall be voted FOR the matters set forth in items 1, 2 and 3.

Receipt of the Notice of Annual Meeting, the Proxy Statement, and the Annual Report to Shareholders is hereby acknowledged.

                                  Date: ________________, 1998
                                   ___________________________
                                   ___________________________
                                   ___________________________
                                   Signatures of Shareholders

Please sign as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give your full title as it appears. If shares of Common Stock are held jointly, each named shareholder should sign.

               PLEASE DATE, SIGN, AND RETURN THIS PROXY PROMPTLY.